4Q14 and FY 2014 Financial Results January 26, 2015 Exhibit 99.2

Forward-looking statements

This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.”
Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation:
• negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense;
•
the rate of growth in the economy and employment levels, as well as general business and economic conditions;
•
our ability to implement our strategic plan, including the cost savings and efficiency components, and achieve our indicative performance targets;
•
our ability to remedy regulatory deficiencies and meet supervisory requirements and expectations;
•
liabilities resulting from litigation and regulatory investigations;
• our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
• the effect of the current low interest rate environment or changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale;
• changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets;
•
the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin;
• financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-
Frank Act and other legislation and regulation relating to bank products and services;
• a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber attacks;
•
management’s ability to identify and manage these and other risks; and
•
any failure by us to successfully replicate or replace certain functions, systems and infrastructure provided by The Royal Bank of Scotland Group plc (RBS).
In addition to the above factors, we also caution that the amount and timing of any future common stock dividends will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends. In addition, the timing and manner of the sale of RBS's remaining ownership of our common stock remains uncertain, and we have no control over the manner in which RBS may seek to divest such remaining shares. Any such sale would impact the price of our shares of common stock.
More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our
Registration Statement on Form S-1 filed with the United States Securities and Exchange Commission and declared effective on September 23, 2014.
Note: Percentage changes, per share amounts, and ratios presented in this document are calculated using whole dollars.

4Q14 highlights

Improving
profitability and
returns
GAAP diluted EPS of $0.36; Adjusted diluted EPS  of $0.39, up 30% from 4Q13
Adjusted ROTCE  of 6.8% vs. 5.2% in 4Q13
YoY period-end loan growth of 9% with 8% growth in net interest income
Benefit of growth and efficiency initiatives driving continued positive operating leverage
Strong capital,
liquidity, and
funding
Excellent credit
quality and
progress on risk
management
Strong progress
on strategic
growth and
efficiency
initiatives
Robust capital levels with a Tier 1 Common Equity Ratio of 12.4%. 2% growth from 3Q14 in tangible book value/share to $23.46
Period-end deposits grew $8.8 billion, or 10% vs. 4Q13; Loan-to-deposit ratio of 98% remained relatively stable
Issued $1.5 billion of senior notes in December
Strong balance sheet supports targeted future loan growth
Continued strong credit quality with net charge-off ratio of 0.35%, down 3 bps from 3Q14 and 18 bps from
4Q13
NPLs broadly stable with 3Q14 and strong NPL coverage of 109%
Allowance for loan and lease losses of 1.28% of total loans and leases
Expense initiatives on track; achieved 28% in 2014 of targeted $200 million goal by 2016
Progress in recruiting mortgage loan officers: 412 at year end, up 62 net for 2014, with 41 net in 4Q14 as attrition has slowed
YoY Period-end loan growth of $7.6 billion broadly on target with $3.8 billion in commercial, $3.3 billion in
Auto, and a net $0.5 billion across other portfolios
1
Adjusted results are non-GAAP items and exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix. “Chicago Divestiture“ refers to the June 23, 2014 sale of the
Chicago-area Charter One branches, small business and select middle market relationships.
1
1

Financial summary – GAAP

1 Non-GAAP item. See important information on use of Non-GAAP items in the Appendix.
2 Includes held for sale.
3 Return on average tangible common equity.
4 Return on average total tangible assets.
5 Full-time equivalent employees.
Linked quarter:
Net income up 4% driven by 2% total
revenue growth and lower provision
expense
NII rose 2% driven by continued earning
asset growth and higher securities
portfolio income
Noninterest income up slightly excluding
swing in MSR
Expense management initiatives
continue to gain traction
Noninterest expense up $14 million
driven by $12 million increase in
restructuring charges and special
items
Continue investments to drive
enhanced revenue growth
Prior year quarter:
Net income up 30%
NII up 8% driven by 9% earning asset
growth. Runoff of pay-fixed swap
book helped mitigate continued
impact of the low-rate environment
Noninterest income down 11%
driven by the impact of the
Chicago Divestiture and a posting-
order change
Noninterest expense up $6 million,
or 1%
Provision decreased 45%
Highlights
Quarterly trends Full year
4Q14 change from 2014 change
$s in millions 4Q14 3Q14 4Q13 3Q14 4Q13 2014 2013 from 2013
Net interest income 840 $    820 $    779 $    20 $      61 $      3,301 $ 3,058 $  243 $
Noninterest income 339 341 379 (2) (40) 1,678 1,632 46
Total revenue 1,179 1,161 1,158 18 21 4,979 4,690 289
Noninterest expense 824 810 818 14 6 3,392 7,679 (4,287)
Pre-provision profit (loss) 355 351 340 4 15 1,587 (2,989) 4,576
Provision for credit losses 72 77 132 (5) (60) 319 479 (160)
Income (loss) before
income tax expense (benefit) 283 274 208 9 75 1,268 (3,468) 4,736
Income tax expense
(benefit)
86 85 56 1 30 403 (42) 445
Net income (loss) 197 $    189 $    152 $    8 $         45 $      865 $    (3,426) $ 4,291 $
$s in billions
Average interest earning
assets
118.7 $ 117.2 $ 109.0 $ 1.5 $     9.8 $     116.2 $ 107.1 $  9.0 $
Average deposits
2
94.8 $   91.7 $   93.2 $   3.1 $     1.6 $     92.6 $   93.3 $     (0.8) $
Key metrics
Net interest margin 2.80% 2.77% 2.83% 3 bps (3) bps 2.83% 2.85% (2) bps
Loan-to-deposit ratio
(period-end)
2
97.9% 97.3% 94.5% 60 bps 340 bps 97.9% 94.5% 340 bps
ROTCE
1,3
6.12% 5.81% 4.71% 31 bps 141 bps 6.71% (25.91) % 3,262 bps
ROTA
1,4 0.63% 0.61% 0.53% 2 bps 10 bps 0.71% (3.05) % 376 bps
Efficiency ratio
1
70% 70% 71% 4 bps (74) bps 68% 164% (9,561) bps
FTEs
5
17,677 17,852 19,152 (175) (1,475) 17,677 19,152 (1,475)
Per common share
Diluted earnings 0.36 $   0.34 $   0.27 $   0.02 $   0.09 $   1.55 $   (6.12) $   7.67 $
Tangible book value 23.46 $ 23.04 $ 22.61 $ 0.42 $   0.85 $   23.46 $ 22.61 $  0.85 $
Average diluted shares
outstanding (in millions)
550.7 560.2 560.0 (9.6) (9.3) 557.7 560.0 (2.3)

Restructuring charges and special items

GAAP results included restructuring charges and special items related to enhancing efficiencies and improving processes across the organization and separation from The Royal Bank of Scotland Group plc (“RBS”).
Expect to utilize the balance of the Chicago Divestiture gain to continue to reinvest to drive future growth, and to fund an additional $30-$50 million of further restructuring charges and special expense items in 1H15.
as of and for the three months ended as of and for the twelve months ended
Restructuring charges and special items
($s in millions, except per share data) pre-tax after-tax pre-tax after-tax pre-tax after-tax pre-tax after-tax
Noninterest income special items:
Other income
Net Gain on Chicago Divestiture — $             — $             — $             — $             288 $         180 $         — $             — $
Total noninterest income special items — $             — $             — $             — $             288 $         180 $         — $             — $
Noninterest expense restructuring charges
and special items:
Salaries and employee benefits
Chicago Divestiture — $             — $             — $             — $             3 $               2 $               — $             — $
Efficiency initiatives (1) — — — 39 24 5 3
Separation/IPO related 1 — — — 1 1 — —
Other 1 — — — 1 — — —
Non-compensation expense
Chicago Divestiture — — — — 14 9 — —
Efficiency initiatives 11 8 1 — 58 37 — —
Separation/IPO related 7 3 5 3 19 10 — —
Other 14 9 15 10 34 22 21 14
Goodwill impairment — — — — — — 4,435 4,080
Total noninterest expense restructuring
charges and special items 33 $            20 $            21 $            13 $            169 $         105 $         4,461 $    4,097 $
Net restructuring charges and special items (33) $          (20) $          (21) $          (13) $          119 $         75 $            (4,461) $   (4,097) $
Diluted EPS impact (0.03) $      (0.02) $      0.13 $       (7.32) $
December 31, 2014 September 30, 2014 December 31, 2014 December 31, 2013

Adjusted 4Q14 financial summary - excluding restructuring charges and special items
1

1 Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix.
2 Includes held for sale.
3 Return on average tangible common equity.
4 Return on average total tangible assets.
5 Full-time equivalent employees.
Linked quarter:
Adjusted net income up 7% reflecting solid
operating leverage and continued
improvement in credit quality
Adjusted pre-provision profit up 4%
Total revenue up $18 million
–
NII up $20 million, or 2%
–
Noninterest income impacted by MSR
swing
Adjusted noninterest expense broadly flat
despite continued investment to drive
future revenue growth
Adjusted efficiency ratio improved 91 bps
Prior year quarter:
Adjusted pretax income up 35% reflecting
positive operating leverage and a $60
million reduction in provision expense
Total revenue up $21 million despite
estimated $30 million impact of Chicago
Divestiture and posting-order change
Adjusted efficiency ratio improved
124 bps
Highlights
–
NII up 8% on 9% earning asset growth
–
Adjusted noninterest income down
11%
4Q14 change from
$s in millions 4Q14 3Q14 4Q13 3Q14 4Q13
$ % $ %
184
Net interest income 840 $    820 $    779 $    20 $       2% 61 $       8%
185
Noninterest income
339 341 379 (2) (1) % (40) (11) %
186
Total revenue 1,179 1,161 1,158 18 2% 21 2%
187
Adjusted noninterest expense
1
791 789 792 2 — % (1) — %
188
Adjusted pre-provision profit
1
388 372 366 16 4% 22 6%
189
Provision for credit losses
72 77 132 (5) (6) % (60) (45) %
190
Adjusted pretax income
1
316 295 234 21 7% 82 35%
191
Adjusted income tax expense
1
99 93 65 6 6% 34 52%
192
Adjusted net income
1
217 $    202 $    169 $    15 $       7% 48 $       28%
$s in billions
193
Average interest earning assets 118.7 $ 117.2 $ 109.0 $ 1.5 $     1% 9.8 $     9%
194
Average deposits
2
94.8 $   91.7 $   93.2 $   3.1 $     3% 1.6 $     2%
Key metrics
195
Net interest margin 2.80% 2.77% 2.83% 3 bps (3) bps
109
Loan-to-deposit ratio (period-end)
2
97.9% 97.3% 94.5% 60 bps 340 bps
197
Adjusted ROTCE
1,3
6.76% 6.22% 5.24% 54 bps 152 bps
198
Adjusted ROTA
1,4
0.69% 0.66% 0.59% 3 bps 10 bps
199 Adjusted efficiency ratio
1
67% 68% 68% (91) bps (124) bps
200
FTEs
5
17,677 17,852 19,152 (175) (1) % (1,475) (8) %
Per common share
156
Adjusted diluted EPS
1
0.39 $   0.36 $   0.30 $   0.03 $   8% 0.09 $   30%
157
Tangible book value 23.46 $ 23.04 $ 22.61 $ 0.42 $   2% 0.85 $   4%
158
Average diluted shares outstanding
(in millions)
550.7 560.2 560.0 (9.6) (2) % (9.3) (2) %

Adjusted full year financial summary - excluding restructuring charges and special items
1

1 Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix.
2 Includes held for sale.
3 Return on average tangible common equity.
4 Return on average total tangible assets.
5 Full-time equivalent employees.
Adjusted net income up 18% driven by a 33% decrease
in provision expense
Adjusted pre-provision profit relatively stable
Adjusted total revenue stable, higher-quality
–
Underlying strength in NII and fee income more
than offset by the estimated $50 million impact of
the Chicago Divestiture and $43 million decrease in
service charges related to posting-order change
–
NII up $243 million; up $269 million before the
estimated $26 million impact of the Chicago
Divestiture
–
Adjusted noninterest income down $242 million
driven by a net $183 million decrease related to
lower securities gains, the Chicago Divestiture and
the posting-order change
–
Underlying strength in capital markets fees and
trust and management
Adjusted noninterest expense relatively stable as $42
million benefit from the Chicago Divestiture was largely
offset by higher regulatory costs and incentives expense
and investments to drive growth
Highlights
2014 change from
$s in millions 2014 2013 2013
$ %
Net interest income 3,301 $   3,058 $   243 $       8%
Adjusted noninterest income
1
1,390 1,632 (242) (15) %
Adjusted total revenue
1
4,691 4,690 1 — %
Adjusted noninterest expense
1
3,223 3,218 5 — %
Adjusted pre-provision profit
1
1,468 1,472 (4) — %
Provision for credit losses
319 479 (160) (33) %
Adjusted pretax income
1
1,149 993 156 16%
Adjusted income tax expense
1
359 322 37 11%
Adjusted net income 1
790 $       671 $       119 $       18%
$s in billions
Average interest earning assets 116.2 $   107.1 $   9.0 $        8%
Average deposits
2
92.6 $     93.3 $     (0.8) $      (1) %
Key metrics
Net interest margin 2.83% 2.85% (2) bps
Loan-to-deposit ratio (period-end)
2
97.9% 94.5% 340 bps
Adjusted ROTCE
1,3
6.13% 5.08% 105 bps
Adjusted ROTA
1,4
0.65% 0.60% 5 bps
Adjusted efficiency ratio
1
69% 69% 9 bps
FTEs
5
17,677 19,152 (1,475) (8) %
Per common share
Adjusted diluted EPS
1
1.42 $     1.20 $     0.22 $     18%
Tangible book value 23.46 $   22.61 $   0.85 $     4%
Average diluted shares outstanding
(in millions)
557.7 560.0 (2.3) — %

Net interest income
Linked quarter:
NII up $20 million, or 2%, driven by increased investment
portfolio income and 3% loan growth
NIM improved 3 bps to 2.80%
–
4Q14 included an estimated 4 bps benefit related to
the securities portfolio duration extension trade and
reduction in excess cash position, of which 2 bps is
expected to persist
–
Underlying NIM relatively stable – the benefit of yield
initiatives associated with loan growth, improved
origination fees and lower pay-fixed swap costs was
offset by the effect of loan originations skewing to
Commercial and Auto, plus higher deposit costs and
borrowing costs tied to the issuance of subordinated
debt and senior notes
7
Highlights
Net interest income
$s in millions,
except earning
assets
Average interest-earning assets
Average interest earning assets
Net interest income
Net interest margin
$820²
$109B
$113B
$116B
$117B
$119B
4Q13 1Q14 2Q14 3Q14 4Q14
$s in billions 4Q13 1Q14 2Q14 3Q14 4Q14
210
Retail Loans $46.3 $46.4 $47.5 $48.5 $49.8
211
Commercial Loans 39.5 39.7 40.5 41.2 42.3
212
Investments and interest-
bearing deposits 22.9 25.2 26.8 27.3 26.5
213
Loans held for sale
1
0.2 1.2 1.2 0.2 0.2
214
Total interest-earning assets $109.0 $112.5 $116.0 $117.2 $118.7
1
1Q14 and 2Q14 include other loans held for sale associated with Chicago Divestiture.
2
Represents estimated underlying net interest income adjusted for the effect of Chicago Divestiture.

Linked quarter:
Noninterest income up by $5 million excluding
MSR swing:
–
Higher capital markets fees and other income
largely offset by lower mortgage banking fees
with all other categories relatively stable
–
Mortgage banking fees down $5 million
including the $7 million impact of a change in
MSR valuation
–
Strength in capital markets fees and higher FX &
trade finance fees and underlying momentum in
other core fees more than offset by
–
$34 million decrease in securities gains and
other income
–
$12 million decrease tied to the Chicago
Divestiture
–
$5 million decrease related to check posting-
order changes in service charges
8
Highlights
1 Other income includes interest rate product fees, leasing income, bank owned life insurance, and other income.
Fee income before the
impact of securities
gains and other income
relatively stable despite
impact of Chicago
Divestiture and a
posting-order change
1
$339
$341
$379
4Q14 3Q14 4Q13
Service charges and fees Card fees
Trust and inv services FX & trade finance fees
Mortgage banking fees Capital markets fee income
Securities gains (losses) Other income
4Q14 change from
$s in millions 4Q14 3Q14 4Q13 3Q14 4Q13
$ % $ %
215
Service charges and fees 144 $     144 $     152 $     — $       — % (8) $        (5) %
216
Card fees 58 58 58 — — % — — %
217
Trust & investment services fees 38 39 40 (1) (3) % (2) (5) %
218
FX & trade finance fees 25 26 24 (1) (4) % 1 4%
219
Mortgage banking fees 16 21 20 (5) (24) % (4) (20) %
220
Capital markets fees 25 22 18 3 14% 7 39%
221
Securities gains, net 1 2 25 (1) (50) % (24) (96) %
222
Other income
1
32 29 42 3 10% (10) (24) %
225
Noninterest income 339 $     341 $     379 $     (2) $        (1) % (40) $     (11) %
Noninterest income
Prior year quarter:
Noninterest income down $40 million

Adjusted noninterest expense – excluding restructuring charges and special items
1
Linked quarter:
Adjusted noninterest expense and
efficiency ratio remained relatively
stable
— Adjusted salaries and benefits down
$13 million driven by lower
incentive and benefits expense
•
FTEs down 175 driven by our
efficiency initiatives
— Adjusted other expense up $10
million
•
Includes higher marketing and
regulatory expenses
Efficiency initiatives drove incremental
cost savings of $16 million
9
Highlights
.
4Q14 change from
$s in millions 4Q14 3Q14 4Q13 3Q14 4Q13
$
%
$
%
235
Adjusted salaries and benefits ¹
396 $     409 $     386 $        (13) $     (3) % 10 $        3%
236
Adjusted outside services ¹
88 87 101 1 1% (13) (13) %
237
Adjusted occupancy ¹
76 75 72 1 1% 4 6%
238
Adjusted equipment expense ¹
62 58 61 4 7% 1 2%
239
Adjusted amortization of software ¹
37 38 32 (1) (3) % 5 16%
240
Adjusted other expense ¹
132 122 140 10 8% (8) (6) %
241
Adjusted noninterest expense ¹
791 $     789 $     792 $        2 $         — %
(1) $
— %
242
Restructuring charges and special items
33 21 26 12 57% 7 27%
243
Total noninterest expense
824 $     810 $     818 $        14 $       2% 6 $
Adjusted salary and benefits Adjusted occupancy & equip
Adjusted all other Adjusted efficiency ratio
$791
$789
$792
1 Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix. Additional details on restructuring charges and special items provided on page 28.
2
Excludes restructuring charges and special items .
1%
4Q14 3Q14 4Q13
2 2 2

Consolidated 4Q14 average balance sheet
Linked quarter:
Total earning assets up 1%
Commercial loans up $1.1 billion, driven by
strength in Mid-Corporate, Commercial Real
Estate, Asset Finance, Healthcare, and
Franchise Finance
Retail loans up $1.3 billion driven by growth
in auto, mortgage, and student
Total deposits increased 3%, reflecting strength
in all product categories
$1.0 billion increase in low-cost core
deposits
Borrowed funds decreased $1.0 billion
Total earning assets up 9%
Retail loans up 8% driven by growth in auto
and mortgage
Commercial loans up 7% driven by growth
in Mid-Corporate, Commercial Real Estate,
Asset Finance, Franchise Finance,
Healthcare, and Technology
$1.1 billion decrease related to the Chicago
Divestiture
Total deposits up $1.6 billion driven by
strength in low-cost core deposits
10
Highlights
$118.7 billion
Interest-earning assets
$108.8 billion
Deposits/borrowed funds
Total
Consumer
42%
Total
Commercial
36%
1 Low-cost core deposits include demand, checking with interest, and regular savings.
2 Total deposits includes deposits held for sale.
CRE
Other
Commercial
Residential
mortgage
Total home
equity
Automobile
Other
Consumer
Investments and
interest-bearing
deposits
Retail /
Personal
Commercial/
Municipal
Wholesale
4Q14 change from
$s in billions 4Q14 3Q14 4Q13 3Q14 4Q13
$ % $ %
265
Investments and interest bearing
deposits 26.5 $   27.3 $   22.9 $   (0.9) $    (3) % 3.5 $      15%
266
Total commercial loans 42.3 41.2 39.5 1.1 3% 2.7 7%
267
Total retail loans 49.8 48.5 46.3 1.3 3% 3.5 8%
268
Total loans and leases 92.0 89.7 85.8 2.4 3% 6.2 7%
269
Loans held for sale 0.2 0.2 0.2 — 15% — (1) %
270
Total interest-earning assets 118.7 117.2 109.0 1.5 1% 9.8 9%
271
Total noninterest-earning assets 11.9 11.5 11.4 0.4 4% 0.5 5%
272
Total assets 130.7 $ 128.7 $ 120.4 $ 2.0 $      2% 10.3 $   9%
273
Low-cost core deposits
49.7 48.7 48.1 1.0 2% 1.7 4%
274
Money market deposits 33.2 32.4 33.9 0.8 3% (0.7) (2) %
275
Term deposits 11.9 10.6 11.3 1.3 12% 0.6 6%
276
Total deposits 94.8 $   91.7 $   93.2 $   3.1 $      3% 1.6 $      2%
277
Total borrowed funds 14.0 15.0 5.7 (1.0) (6) % 8.4 147%
278
Total liabilities 111.5 $ 109.3 $ 101.0 $ 2.2 $      2% 10.5 $   10%
279
Total stockholders' equity 19.2 19.4 19.4 (0.2) (1) % (0.2) (1) %
280
Total liabilities and equity 130.7 $ 128.7 $ 120.4 $ 2.0 $      2% 10.3 $   9%
1
Prior year quarter:

$44.8B
$46.2B
$47.4B
$47.8B
$49.4B
3.68%
3.70%
3.69%
3.67%
3.68%
4Q13 1Q14 2Q14 3Q14 4Q14
Total loans and leases Loan yields
$35.7B
$36.6B
$37.4B
$37.8B
$38.9B
2.74% 2.71%
2.67%
2.61% 2.63%
4Q13 1Q14 2Q14 3Q14 4Q14
Total loans and leases Loan yields
$5.6B
$4.6B
$4.4B
$4.2B
$4.0B
4.28%
4.46%
4.99%
4.30%
4.43%
4Q13 1Q14 2Q14 3Q14 4Q14
Total loans and leases Loan yields
Total average loans and leases and LHFS
Linked quarter:
Consumer Banking segment loans increased $1.5 billion
Purchased $493 million of residential mortgages and
$415 million of auto loans in 4Q14
~$550 million remaining growth across mortgage, auto
and student portfolios
Consumer loan yields up one basis point, reflects loan
yield initiatives offsetting the impact of the persistent
low-rate environment
Commercial Banking segment loans increased $1.1 billion on
strength in Asset Finance, Mid-Corporate, Commercial Real
Estate, and Franchise Finance
Loan yields increased two basis points largely reflecting
higher loan fees and interest recoveries, partially offset
by the continued effect of the low-rate environment
Purchased $400 million oil & gas reserve-based lending
portfolio from RBS, which increased average loans by
$216 million
Other loans decreased $217 million reflecting continued
runoff in the non-core portfolio
11
Highlights
Consumer Banking
Average loans
Commercial Banking
Other
Average loans
1 Includes loans held for sale.
2 Excludes the impact of interest rate swaps.
1
1
1
Average loans
2

Average deposits and rates
Linked quarter:
Average deposits increased $3.1 billion, or 3%, with growth in all categories and particular strength in Commercial Banking
–
Term deposits up $1.3 billion, money market & savings up
$760 million, interest checking up $563 million and DDA up
$502 million
–
Total deposit costs increased 2 basis points to 0.20%,
reflecting shift in mix to longer duration deposits
12
Highlights
1
1
Average deposits and
deposits held for sale
$93.2B
$91.6B
$92.2B
$91.7B
$94.8B
0.17%
0.16%
0.15%
0.18%
0.20%
0.24%
0.22% 0.22%
0.25%
0.28%
4Q13 1Q14 2Q14 3Q14 4Q14
Term & time deposits Checking with interest
Non int bearing deposits Money market & savings
Int bearing HFS Non-int bearing HFS
Total deposit costs Int bearing deposit costs

Capital and liquidity remain strong
13
Highlights
Loan-to-deposit ratio
5
Capital ratio trend
95% 95%
97% 97%
98%
4Q13 1Q14 2Q14 3Q14 4Q14
1
1
Capital levels remain well above regional
peers
– As part of plan to adjust capital mix we
completed $334 million sub-debt
issuance/14.3 million share repurchase
on October 8th with RBS
4Q14 Basel III common equity tier 1 down
approximately 40 basis points from 3Q14
– Net income: 18 bps increase
– RWA growth: 30 bps decrease
– Share repurchase: 30 bps decrease
– Dividend/other: 5 bps decrease
LDR remained relatively stable at 98%
despite strong loan growth
Already meet initial LCR requirement
4
Issued $1.5 billion in senior notes
as of
$s in billions (period-end) 4Q13 1Q14 2Q14 3Q14 4Q14
Basel I
1
Tier 1 common capital 13.3 $     13.5 $     13.4 $     13.3 $     13.2 $
Basel I risk-weighted assets 98.6 $     100.4 $  101.4 $  103.2 $  106.1 $
13.5% 13.4% 13.3% 12.9% 12.4%
Total capital ratio 16.1% 16.0% 16.2% 16.1% 15.8%
Basel III
1,2,3
Common equity tier 1 capital ratio 13.1% 13.1% 13.0% 12.5% 12.1%
Basel III minimum for CET1 ratio 2015 2016 2017 2018 2019
Basel III minimum plus
Phased-in capital conservation buffer 4.5% 5.1% 5.8% 6.4% 7.0%
Tier 1 common equity ratio
1
2
3
4
5
Current reporting period regulatory capital ratios are preliminary.
Pro forma Basel III ratios assume that certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2018, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.
Non-GAAP item. See important information on use of Non-GAAP items in the Appendix.
Based on the September 2014 release of the U.S. version of the Liquidity Coverage Ratio (LCR). Note that as a modified LCR company, CFG’s formal compliance requirement of 90% does not begin until January 2016.
Includes held for sale.
16.1% 16.0%
16.2%
16.1%
15.8%
13.5%
13.4%
13.3%
12.9%
12.4%
4Q13 1Q14 2Q14 3Q14 4Q14
Basel I total capital ratio
Basel I tier 1 common equity ratio

$18
($8)
($13)
$4
$2
$79
$80
$70
$75
$72
$18
$15
$11
$9
$6
$115
$87
$68
$88
$80
0.53%
0.41%
0.31%
0.38%
0.35%
4Q13 1Q14 2Q14 3Q14 4Q14
Commercial Retail
SBO Net c/o ratio
$115
$87
$68
$88
$80
$132
$121
$49
$77
$72
$1.4B $1.4B
$1.2B
$1.1B
$1.1B
4Q13 1Q14 2Q14 3Q14 4Q14
Net charge-offs Provision NPLs
$1,221
$1,259
$1,210
$1,201
$1,195
86%
92%
101%
111%
109%
4Q13 1Q14 2Q14 3Q14 4Q14
Allowance for loan and lease losses Coverage Ratio
Credit quality continues to improve
Overall credit quality remains strong
Net charge-offs were $80 million, or 0.35% of average loans
and leases
Allowance coverage for NPLs remained relatively stable at
109% vs. 111% in 3Q14
Provision for credit losses of $72 million decreased $5 million
vs. 3Q14
Results reflect reserve release of $8 million vs. $11 million in 3Q14
NPLs to total loans stable, 1.18% vs. 1.19% in 3Q14
14
Highlights
Net charge-offs (recoveries)
Provision for credit losses, charge-offs, NPLs Allowance for loan and lease losses
$s in millions
1 Allowance for loan and lease losses to nonperforming loans and leases.
For credit
losses
1

10
11b
11c
Summary of progress on strategic initiatives
15
1
2
3
4
6
5
11a
2014 Status
INITIATIVE
2015
Outlook
Commentary
CFG
Execution
Market
Condition
Reenergize household growth
Arrested household decline with new offerings.  Contending with competition and reduced foot traffic.  Key is training/improved lead generation.
Expand mortgage sales force
Achieved 2014 hiring goals; increased LOs by 66  in FY14 including 41 in
Q4, with attrition starting to normalize.
Market conforming product mix and refi activity are wild cards.
Grow Auto
Performed well in 2014 with 35% YoY portfolio growth & yield expansion throughout the year (+10bps from 1Q’14 to 4Q’14).
Grow Student Strong new refi product origination of $169 million in 4Q’14.
Expand Business Banking
Expand Wealth sales force
Build out Mid-Corp & verticals Met RM hiring goals in 2014 and well-positioned for growth in 2015.
Continue development of Capital
Markets
Capital markets rank and fees up nicely in 2014.  Improved capabilities in
FX and Sales & Trading will be operational in 2015.
Build out Treasury Solutions
New leader in place. Expect to see ramp up in benefits from recent people and technology investments over  2015.
Grow Franchise Finance
Solid loan origination & deposit performance expected to continue.
Strong market conditions have created competitive hiring environment for financial consultants.
Strong performance due to pace of new client acquisition (60+ in ’14).
Core: Middle Market
portfolio run-off and optimizing pricing.
Strong origination activity expected to continue; focus on reducing
Core: CRE
CRE loans up 12% YoY
expected with focus on improvements in yield.
Core:  Asset Finance 2015 performance continues to look promising.
to $7.8 billion at YE 2014. Continued momentum

Steady progress against key financial targets

Key Indicators 4Q13 4Q14
End 2016
targets
Adjusted return on average tangible common
equity
1
5.2% 6.8% 10%+
Adjusted return on average total tangible
assets
1
0.6% 0.7% 1.0%+
Adjusted efficiency ratio
1
68% 67% ~60%
Tier 1 common equity ratio
2
13.5% 12.4% ~11%
3
Delivering on our plan to improve returns
1 Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix.
2 Current reporting period regulatory capital ratio is preliminary.
3 Target represents fully phased in Basel III.

1Q15/FY2015 outlook

Net interest
income, net
interest margin
Target 5-7% earning asset growth
Net interest margin broadly stable, though with
risks
Operating
leverage, efficiency
ratio
Credit trends
and cost
Adjusted expense growth relatively modest
Target mid-single digit operating leverage
Efficiency ratio improves to mid 60’s
Credit costs $350-400 million given reserve
build
Broadly stable asset quality trends
FY2015 expectations vs. FY2014
Earning asset growth consistent with 4Q14/3Q14
Net interest margin relatively stable
Day count impact of $12 million
Seasonal expense growth – low single digits
Stable asset quality trends
Provision tick up assuming no reserve release
Restructuring
costs
Restructuring costs of $30-$50 million, all in
1H15
Restructuring costs of $15-$20 million in 1Q
1Q15 expectations vs. 4Q14
Capital, liquidity
and funding
Year-end B3 common equity Tier 1 ratio ~11.5%
Loan-to-deposit ratio ~100%
Focusing on cost-effective deposit growth
Quarter-end B3 common equity Tier 1 ratio
~12.1%
Loan-to-deposit ratio 98-99%
Continue to diversify funding sources
•
Expected FY 2015 effective tax rate of ~33.5% up from 31.8% in 2014. Low income housing credit accounting change expected to increase fees and taxes by $48 million in 2015 impacting rate by ~2.5%.

Key messages

Underlying business performance continues to make progress, marked by loan growth, positive operating leverage and growing customer satisfaction
2014 was a successful transition year, with Chicago region gain funding various initiatives to drive better performance over 2015/2016
Tracking well on all strategic and regulatory initiatives, maintain intense focus on execution
Asset quality and capital ratios remain strong

Appendix 19

Quarter over quarter results

Adjusted pre-provision profit
$s in millions
Adjusted return on average
tangible assets
Adjusted net income
$s in millions
Adjusted return on average
Period-end loans
$s in billions
Period-end deposits
$s in billions
Adjusted Diluted EPS
6% 9%
28%
10%
152 bps
30%
1
2
1
1
2
1
$366
$388
4Q13 4Q14
$169
$217
$0.39
4Q13 4Q14
$85.9
$93.4
4Q13 4Q14
$86.9
$95.7
4Q13 4Q14
0.59%
0.69%
4Q13 4Q14
5.24%
6.76%
4Q13 4Q14
$0.30
1
tangible common equity
10 bps
1
Adjusted results are non-GAAP items and exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix.
2
Excludes loans and deposits held for sale.

Linked quarter results

Adjusted pre-provision profit
$s in millions
Basel I tier 1 common equity
capital ratio
Adjusted return on average
tangible assets
Adjusted net income
$s in millions
Adjusted return on average Leverage ratio
Adjusted Diluted EPS
4%
50 bps
3 bps
7%
30 bps
54 bps
8%
1
2
1
2
1
tangible common equity
1
$372
$388
3Q14 4Q14
12.9%
12.4%
3Q14 4Q14
0.66%
0.69%
3Q14 4Q14
10.9%
10.6%
3Q14 4Q14
6.22%
6.76%
3Q14 4Q14
$202
$217
$0.36
$0.39
3Q14 4Q14
1
1
Adjusted results are non-GAAP items and exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix.
2
Current reporting period regulatory capital ratios are preliminary.

Full year results

Adjusted pre-provision profit
1
$s in millions
Basel I tier 1 common equity
capital ratio
2
Adjusted return on average
tangible assets
1
Adjusted net income
1
$s in millions
Adjusted return on average
tangible common equity
1
Leverage ratio
2
105 bps
5 bps
~100 bps
~110 bps 0.3%
1
2
18%
$1,472
$1,468
2013 2014
13.5%
12.4%
2013 2014
0.60%
0.65%
2013 2014
$671
$790
2013 2014
11.6%
10.6%
2013 2014
5.08%
6.13%
2013 2014
Adjusted results are non-GAAP items and exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix.
Current reporting period regulatory capital ratios are preliminary.

Net interest margin
NIM% walk 4Q13 to 4Q14
NIM% walk 3Q14 to 4Q14
23
4Q13 NIM% Pay-fixed
swap costs
Investment
yields
Investment
portfolio
growth
Deposit
yields
Chicago
Divestiture
Loan growth/
mix/fees
Loan
yields
Sub-debt
issuance
4Q14 NIM%
3Q14 NIM% Excess cash
at Fed
Investment
yields
Loan growth/
mix/fees
Pay-fixed
swap costs
Deposit growth/
yields
Sub-debt
issuance
4Q14 NIM%
2.77%
2.80%
0.02%
0.02%
0.02%
0.01%
(0.02%)
(0.02%)
2.83%
2.80%
0.07%
0.02%
(0.01%)
(0.01%)
(0.01%)
(0.01%)
(0.04%)
(0.04%)

Net interest margin
NIM% walk FY2013 to FY2014

FY2013 NIM% Pay-fixed swap
cost
Deposit
mix/yields
Other
borrowings
Chicago
Divestiture
Investment
portfolio
growth
Sub-debt
issuance
Loan growth/
mix/fees
FY2014 NIM%
2.85%
2.83%
0.10%
0.04%
0.01% (0.01%)
(0.02%)
(0.04%)
(0.10%)

Consumer Banking segment

Highlights
1 Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix.
2 Includes held for sale.
3 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for Tier 1 common equity and then allocate that approximation to the segments based on economic capital.
Linked quarter:
Consumer Banking net income down $2
million with pre-provision profit down
$6 million
Net interest income increased $4
million driven by the benefit of loan
growth and improved loan yields,
partially offset by higher deposit costs
– Average loans up $1.5 billion
– Average deposits up $765 million
– Mortgage originations up 8%
Noninterest expense increased $2
million driven by $7 million increase in
advertising, including $5 million related
to the launch of our new education
refinance product, as well as higher
equipment expense, largely offset by
lower insurance and franchise tax
expense as well as the benefit of
efficiency initiatives
Noninterest income decreased $8
million driven by a $5 million change
in mortgage banking fees, which
included a $7 million change in MSR
valuation
4Q14 change from
$s in millions 4Q14 3Q14 4Q13 3Q14 4Q13
$ % $ %
310
Net interest income 536 $     532 $     543 $     4 $         1% (7) $        (1) %
311
Noninterest income 218 226 235 (8) (4) % (17) (7) %
312
Total revenue 754 758 778 (4) (1) % (24) (3) %
313
Noninterest expense 611 609 638 2 — % (27) (4) %
314
Profit before provision for
credit losses
143 149 140 (6) (4) % 3 2%
315
Provision for credit losses 64 66 65 (2) (3) % (1) (2) %
316
Income before income tax
expense
79 83 75 (4) (5) % 4 5%
317
Income tax expense 27 29 25 (2) (7) % 2 8%
318
Net income 52 $       54 $       50 $       (2) $        (4) % 2 $         4%
Average balances
319
Total loans and leases
2
49.4B $ 47.8B $ 44.8B $ 1.5B $   3% 4.6B $   10%
320
Total deposits 66.4B $ 65.6B $ 71.4B $ 0.8B $   1% (5.0B) $ (7) %
Mortgage Banking metrics
Originations 1,101 $ 1,018 $ 926 $     83 $       8% 175 $     19%
Origination Pipeline 1,110 973 663 137 14% 447 67%
Gain on sale of secondary
originations
1.96% 1.69% 1.20% 27 bps 76 bps
Performance metrics
321
ROTCE
1,3
4.30% 4.57% 4.40% (27) bps (10) bps
322
Efficiency ratio
1
81% 80% 82% 67 bps (75) bps

Commercial Banking segment

Highlights
1 Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix.
2 Includes held for sale.
3 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for Tier 1 common equity and then allocate that approximation to the segments based on economic capital.
4Q14 change from
$s in millions 4Q14 3Q14 4Q13 3Q14 4Q13
$ % $ %
323
Net interest income 283 $     270 $     260 $     13 $       5% 23 $       9%
324
Noninterest income 111 104 105 7 7% 6 6%
325
Total revenue 394 374 365 20 5% 29 8%
326
Noninterest expense 180 162 164 18 11% 16 10%
327
Profit before provision for
credit losses
214 212 201 2 1% 13 6%
328
Provision for credit losses 1 — 14 1 — % (13) (93) %
329
Income before income tax
expense
213 212 187 1 — % 26 14%
330
Income tax expense 73 73 64 — — % 9 14%
331
Net income 140 $     139 $     123 $     1 $         1% 17 $       14%
Average balances
332
Total loans and leases
2
38.9B $ 37.8B $ 35.7B $ 1.1B $   3% 3.2B $   9%
333
Total deposits 22.5B $ 21.0B $ 17.6B $ 1.5B $   7% 4.9B $   28%
Performance metrics
334
ROTCE
1,3
12.76% 13.10% 12.10% (34) bps 66 bps
335
Efficiency ratio
1
45% 43% 45% 213 bps 75 bps
Linked quarter:
Commercial Banking net income
increased $1 million from 3Q14
Total revenue up $20 million with net
interest income up $13 million on a 3%
increase in loans and 7% increase in
deposits
–
Strength in Asset Finance, Mid-
Corporate, Commercial Real Estate,
Healthcare, and Franchise Finance
–
Deposits up $1.5 billion, or 7%
Noninterest income up $7 million
driven by leasing, capital markets,
and card fees
Noninterest expense up $18 million
driven by higher regulatory costs,
operating lease residual write-down,
incentives and recruiting expense

Other
Linked quarter:
Other net income increased $9
million from 3Q14
– Net interest income increased
$3 million, driven by lower
swap expense and higher
investment securities
interest, partially offset by
increased wholesale funding
– Noninterest income
decreased $1 million
– Noninterest expense
decreased $6 million from
3Q14, despite a $12 million
increase in restructuring
charges and special items
27
Highlights
1 Includes held for sale.
4Q14 change from
$s in millions 4Q14 3Q14 4Q13 3Q14 4Q13
$ % $ %
336
Net interest income (expense) 21 $       18 $       (24) $      3 $         17% 45 $       188%
337
Noninterest income 10 11 39 (1) (9) % (29) (74) %
338
Total revenue 31 29 15 2 7% 16 107%
339
Noninterest expense 33 39 16 (6) (15) % 17 106%
340
Profit (loss) before provision
for credit losses
(2) (10) (1) 8 80% (1) (100) %
341
Provision for credit losses 7 11 53 (4) (36) % (46) (87) %
342
Income (loss) before income
tax expense
(9) (21) (54) 12 57% 45 83%
343
Income tax expense (benefit) (14) (17) (33) 3 18% 19 58%
344
Net income (loss) 5 $         (4) $        (21) $      9 $         225% 26 $       124%
Average balances
345
Total loans and leases
1
4.0B $   4.2B $   5.6B $    (0.2B) $ (5) % (1.6B) $ (28) %
346
Total deposits 5.9B $   5.1B $   4.1B $    0.8B $   17% 1.8B $   43%

Restructuring charges and special items

GAAP results included restructuring charges and special items related to enhancing efficiencies and improving processes across the organization and separation from the Royal Bank of Scotland Group plc (“RBS”).
Expect to utilize the balance of the Chicago Divestiture gain to continue to reinvest to drive future growth, and to fund an additional $30-$50 million of further restructuring charges and special expense items in in 1H15.
as of and for the three months ended as of and for the twelve months ended
Restructuring charges and special items
($s in millions, except per share data) pre-tax after-tax pretax after tax pre-tax after-tax pre-tax after-tax
Noninterest income special items:
Other income
Net Gain on Chicago Divestiture — $             — $             — $             — $             288 $         180 $         — $             — $
Total noninterest income restructuring
charges and special items — $             — $             — $             — $             288 $         180 $         — $             — $
Noninterest expense restructuring charges
and special items:
Salaries and employee benefits 1 — — — 44 27 5 3
Outside services 18 12 19 12 78 50 — —
Occupancy  5 3 2 1 16 10 11 8
Equipment expense 1 — — — 4 2 7 4
Software expense 6 4 — — 6 4 — —
Other operating expense 2 1 — — 21 12 3 2
Goodwill impairment — — — — — — 4,435 4,080
Total noninterest expense restructuring
charges and special items
33 $            20 $            21 $            13 $            169 $         105 $         4,461 $    4,097 $
Net restructuring charges and special items (33) $          (20) $          (21) $          (13) $          119 $         75 $            (4,461) $   (4,097) $
Diluted EPS impact
(0.03) $
(0.02) $
0.13 $       (7.32) $
December 31, 2014 September 30, 2014 December 31, 2014 December 31, 2013

Non-core home equity portfolio serviced by others (SBO)
SBO balances by FICO  SBO balances by LTV
SBO balances and charge-offs
Top 5 SBO balances by state
Non-core period-end loans
SBO balances by product
SBO Lien Position
1st Lien 2nd Lien
< 70
70-79
80-89 90-99
100-119
120+
< 620
620-679
680-719 720-759
760+
HE Loan
HELOC
29
$s in millions
1 A portion of the serviced by others portfolio is serviced by CFG.
2 SBO distribution gross period-end balances as of December 31, 2014.
3 FICO scores updated quarterly.
SBO balance Charge-offs loans
Charge-offs line of credit
2
2,3
2
2
2
$3.8B
$3.6B
$3.4B
$3.2B
$3.0B
4Q13 1Q14 2Q14 3Q14 4Q14
Retail Commercial SBO
$2.2B
$2.1B
$2.0B
$1.9B
$1.8B
4.02%
3.32%
2.51%
2.43%
1.67%
1.93%
1.60%
1.21% 1.18%
0.81%
4Q13 1Q14 2Q14 3Q14 4Q14
$331
$116 $112
$109
$96
$583
$515
19%
16%
22%
19%
18%
6%
14%
17%
18%
20%
31%
5%
95%
$1.3B
69%
$0.6B
31%
1

Non-GAAP Financial Measures

This document contains non-GAAP financial measures.  The table below presents reconciliations of certain non-GAAP measures.  These reconciliations exclude goodwill impairment, restructuring charges and/or special items, which are usually included, where applicable, in the financial results presented in accordance with GAAP.  Special items include regulatory expenses and expenses relating to our initial public offering.
The non-GAAP measures set forth below include "total revenue", "noninterest income"," noninterest expense", "pre-provision profit", "income before income tax expense
(benefit)", "income tax expense (benefit)", "net income (loss)", "salaries and employee benefits", "outside services", "occupancy", "equipment expense", "amortization of software", "other operating expense", "net income (loss) per average common share", "return of average common equity" and "return on average total assets". In addition, we present computations for "tangible common equity (period-end)', "pro forma Basel III common equity tier 1 capital", "return on average tangible common equity", "return on average total tangible assets" and "efficiency ratio" as part of our non-GAAP measures.“
We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe goodwill impairment, restructuring charges and special items in any period do not reflect the operational performance of the business in that period and, accordingly, it is useful to consider these line items with and without goodwill impairment, restructuring charges and special items. We believe this presentation also increases comparability of period-to-period results.
We also consider pro forma capital ratios defined by banking regulators but not effective at each period end to be non-GAAP financial measures. Since analysts and banking regulators may assess our capital adequacy using these pro forma ratios, we believe they are useful to provide investors the ability to assess our capital adequacy on the same basis.
Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures.  Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies.  We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure.  Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

Non-GAAP Reconciliation Table

(Excluding restructuring charges and special items)
$s in millions, except per share data
4Q14 3Q14 2Q14 1Q14 4Q13 2014 2013
Noninterest income, excluding special items:
Noninterest income (GAAP) A $339 $341 $640 $358 $379 $1,678 $1,632
Less: Special items - Chicago gain — — 288  — — 288  —
Noninterest income, excluding special items (non-GAAP) B $339 $341 $352 $358 $379 $1,390 $1,632
Total revenue, excluding special items:
Total revenue (GAAP) C $1,179 $1,161 $1,473 $1,166 $1,158 $4,979 $4,690
Less: Special items - Chicago gain — — 288  — — 288  —
Total revenue, excluding special items (non-GAAP) D $1,179 $1,161 $1,185 $1,166 $1,158 $4,691 $4,690
Noninterest expense, excluding restructuring charges and special items:
Noninterest expense (GAAP) E $824 $810 $948 $810 $818 $3,392 $7,679
Less: Restructuring charges and special expense items JJ 33  21  115  — 26  169  4,461
Noninterest expense, excluding restructuring charges and special items (non-GAAP)
F $791 $789 $833 $810 $792 $3,223 $3,218
Net income (loss), excluding restructuring charges and special items:
Net income (loss) (GAAP) G $197 $189 $313 $166 $152 $865 ($3,426)
Add: Restructuring charges and special items, net of income
tax expense (benefit)
20  13  (108) — 17  (75) 4,097
Net income (loss), excluding restructuring charges and special items (non-GAAP)
H $217 $202 $205 $166 $169 $790 $671
Return on average common equity, excluding restructuring
charges and special items:
Average common equity (GAAP) I $19,209 $19,411 $19,607 $19,370 $19,364 $19,399 $21,834
Return on average common equity, excluding restructuring
charges and special items (non-GAAP)
H/I 4.48% 4.14% 4.19% 3.48% 3.47% 4.07% 3.08%
Return on average tangible common equity and return on
average tangible common equity, excluding restructuring charges and special items:
Average common equity (GAAP) I $19,209 $19,411 $19,607 $19,370 $19,364 $19,399 $21,834
Less: Average goodwill (GAAP) 6,876  6,876  6,876  6,876  6,876  6,876  9,063
Less: Average other intangibles (GAAP) 6  6  7  7  8  7  9
Add: Average deferred tax liabilities related to goodwill
(GAAP)
403  384  369  351  342  377  459
Average tangible common equity (non-GAAP) J $12,730 $12,913 $13,093 $12,838 $12,822 $12,893 $13,221
Return on average tangible common equity (non-GAAP) G/J 6.12% 5.81% 9.59% 5.24% 4.71% 6.71% (25.91)%
Return on average tangible common equity, excluding
restructuring charges and special items (non-GAAP)
H/J 6.76% 6.22% 6.28% 5.24% 5.24% 6.13% 5.08%
Return on average total assets, excluding restructuring charges and special items:
Average total assets (GAAP) K $130,671 $128,691 $127,148 $123,904 $120,393 $127,624 $120,866
Return on average total assets, excluding restructuring charges and special items (non-GAAP)
H/K 0.66% 0.62% 0.65% 0.54% 0.56% 0.62% 0.56%
Return on average total tangible assets and return on average total tangible assets, excluding restructuring charges and special items:
Average total assets (GAAP) K $130,671 $128,691 $127,148 $123,904 $120,393 $127,624 $120,866
Less: Average goodwill (GAAP) 6,876  6,876  6,876  6,876  6,876  6,876  9,063
Less: Average other intangibles (GAAP) 6  6  7  7  8  7  9
Add: Average deferred tax liabilities related to goodwill
(GAAP)
403  384  369  351  342  377  459
Average tangible assets (non-GAAP) L $124,192 $122,193 $120,634 $117,372 $113,851 $121,118 $112,253
Return on average total tangible assets (non-GAAP) G/L 0.63% 0.61% 1.04% 0.57% 0.53% 0.71% (3.05)%
Return on average total tangible assets, excluding restructuring charges and special items (non-GAAP)
H/L 0.69% 0.66% 0.68% 0.57% 0.59% 0.65% 0.6%
QUARTERLY TRENDS FULL YEAR

Non-GAAP Reconciliation Table

(Excluding restructuring charges and special items)
$s in millions, except per share data
$s in millions, except per share data
4Q14 3Q14 2Q14 1Q14 4Q13 2014 2013
Efficiency ratio and efficiency ratio, excluding restructuring charges and special items:
Net interest income (GAAP) $840 $820 $833 $808 $779 $3,301 $3,058
Add: Noninterest income (GAAP) 339  341  640  358  379  1,678  1,632
Total revenue (GAAP) C $1,179 $1,161 $1,473 $1,166 $1,158 $4,979 $4,690
Efficiency ratio (non-GAAP) E/C 69.88% 69.84% 64.33% 69.43% 70.62% 68.12% 163.73%
Efficiency ratio, excluding restructuring charges and special items
(non-GAAP)
F/D 67.11% 68.02% 70.23% 69.43% 68.35% 68.70% 68.61%
Net income (loss) per average common share - basic and diluted, excluding restructuring charges and special items:
Average common shares outstanding - basic (GAAP) M 546,810,009  559,998,324  559,998,324  559,998,324  559,998,324  556,674,146  559,998,324
Average common shares outstanding - diluted (GAAP) N 550,676,298  560,243,747  559,998,324  559,998,324  559,998,324  557,724,936  559,998,324
Net income (loss) applicable to common stockholders (GAAP) O 197  189  313  166  152  865  (3,426)
Net income (loss) per average common share - basic (GAAP)
O/
M
0.36 0.34 0.56 0.30 0.27 1.55 (6.12)
Net income (loss) per average common share - diluted (GAAP) O/N 0.36 0.34 0.56 0.30 0.27 1.55 (6.12)
Net income (loss) applicable to common stockholders, excluding restructuring charges and special items (non-GAAP)
P 217  202  205  166  169  790  671
Net income per average common share - basic, excluding restructuring charges and special items (non-GAAP)
P/M 0.40 0.36  0.37  0.30  0.30 1.42  1.20
Net income per average common share - diluted, excluding
restructuring charges and special items (non-GAAP)
P/N 0.39  0.36  0.37  0.30  0.30  1.42  1.20
Pro forma Basel III common equity Tier 1 capital ratio:
Tier 1 common capital (regulatory) $13,173 $13,330 $13,448 $13,460 $13,301
Change in DTA and other threshold deductions (GAAP) (6) (5) (7) (7) 6
Basel III common equity Tier 1 (non-GAAP) Q $13,179 $13,335 $13,455 $13,467 $13,295
Risk-weighted assets (regulatory general risk weight approach) 105,964  103,207  101,397  100,368  98,634
Net change in credit and other risk-weighted assets (regulatory) 2,882  3,207  2,383  2,450  2,687
Basel III standardized approach risk-weighted assets (non-GAAP) R $108,846 $106,414 $103,780 $102,818 $101,321
Pro forma Basel III common equity Tier 1 capital ratio  (non-GAAP) Q/R 12.1% 12.5% 13.0% 13.1% 13.1%
Salaries and employee benefits, excluding restructuring charges and special items:
Salaries and employee benefits (GAAP) S $397 $409 $467 $405 $391 $1,678 $1,652
Less: Restructuring charges and special items 1  — 43  — 5  44  5
Salaries and employee benefits, excluding restructuring charges and special items (non-GAAP)
T $396 $409 $424 $405 $386 $1,634 $1,647
Outside services, excluding restructuring charges and special items:
Outside services (GAAP) U $106 $106 $125 $83 $101 $420 $360
Less: Restructuring charges and special items 18  19  41  — — 78  —
Outside services, excluding restructuring charges and special items
(non-GAAP)
V $88 $87 $84 $83 $101 $342 $360
Occupancy, excluding restructuring charges and special items:
Occupancy (GAAP) W $81 $77 $87 $81 $83 $326 $327
Less: Restructuring charges and special items 5  2  9  — 11  16  11
Occupancy, excluding restructuring charges and special items
(non-GAAP)
X $76 $75 $78 $81 $72 $310 $316
Equipment expense, excluding restructuring charges and special items:
Equipment expense (GAAP) Y $63 $58 $65 $64 $68 $250 $275
Less: Restructuring charges and special items 1  — 3  — 7  4  7
Equipment expense, excluding restructuring charges and special items
(non-GAAP)
Z $62 $58 $62 $64 $61 $246 $268
QUARTERLY TRENDS FULL YEAR

Non-GAAP Reconciliation Table

(Excluding restructuring charges and special items)
$s in millions, except per share data
4Q14 3Q14 2Q14 1Q14 4Q13 2014 2013
Amortization of software, excluding restructuring charges and special items:
Amortization of software AA $43 $38 $33 $31 $32 $145 $102
Less: Restructuring charges and special items 6  — — — — 6  —
Amortization of software, excluding restructuring charges and special items (non-GAAP)
BB $37 $38 $33 $31 $32 $139 $102
special items:
Other operating expense (GAAP) CC $134 $122 $171 $146 $143 $573 $528
Less: Restructuring charges and special items 2  — 19  — 3  21  3 special items (non-GAAP)
DD $132 $122 $152 $146 $140 $552 $525
Total revenue, excluding restructuring charges and special items
(non-GAAP)
D $1,179 $1,161 $1,185 $1,166 $1,158 $4,691 $4,690
Less: Noninterest expense, excluding restructuring charges
and special items (non-GAAP)
F 791  789  833  810  792  3,223 3,218
Pre-provision profit, excluding restructuring charges and special items (non-GAAP)
EE $388 $372 $352 $356 $366 $1,468 $1,472
Income before income tax expense (benefit), excluding
restructuring charges and special items:
Income before income tax expense (benefit) (GAAP) FF $283 $274 $476 $235 $208 $1,268 ($3,468)
Less: Income before income tax expense (benefit) related to
restructuring charges and special items (GAAP)
(33) (21) 173  — (26) 119 (4,461)
Income before income tax expense (benefit), excluding
restructuring charges and special items (non-GAAP)
GG $316 $295 $303 $235 $234 $1,149 $993
Income tax expense (benefit), excluding restructuring charges and special items:
Income tax expense (benefit) (GAAP) HH $86 $85 $163 $69 $56 $403 ($42)
Less: Income tax (benefit) related to restructuring charges and special items (GAAP)
(13) (8) 65  — (9) 44 (364)
Income tax expense (benefit), excluding restructuring charges and special items (non-GAAP)
II $99 $93 $98 $69 $65 $359 $322
Restructuring charges and special expense items include:
Goodwill impairment - - - - - - $4,435
Restructuring charges 10  1  103  — 26  114 26
Special items 23  20  12  — — 55 —
Restructuring charges and special expense items JJ $33 $21 $115 $0 $26 $169 $4,461
Tangible Common Equity (period-end):
Stockholders' equity $19,268 $19,383 $19,597 $19,442 $19,196 $19,268 $19,196
Less: Goodwill (6,876) (6,876) (6,876) (6,876) (6,876) (6,876) (6,876)
Less: Other intangible assets (6) (6) (7) (7) (8) (6) (8)
Add: Deferred tax liabilities 420 399 384 366 350 420 350
Total tangible common equity KK $12,806 $12,900 $13,098 $12,925 $12,662 $12,806 $12,662
QUARTERLY TRENDS FULL YEAR
Other operating expense, excluding restructuring charges and
Pre-provision profit, excluding restructuring charges and
Other operating expense, excluding restructuring charges and
Special  items

Non-GAAP Reconciliation Table

Non-GAAP Reconciliation - Segments
$s in millions
Consumer
Banking
Commercial
Banking Other Consolidated
Consumer
Banking
Commercial
Banking Other Consolidated
Consumer
Banking
Commercial
Banking Other Consolidated
Net income (loss) (GAAP) A
$52 $140 $5 $197 $54 $139 ($4) $189 $44 $141 $128 $313
Return on average tangible common equity
Average common equity (GAAP) B
$4,756 $4,334 $10,119 $19,209 $4,685 $4,205 $10,521 $19,411 $4,640 $4,129 $10,838 $19,607
Less: Average goodwill (GAAP) — — 6,876 6,876 — — 6,876 6,876 — — 6,876 6,876
Average other intangibles (GAAP)
— — 6 6 — — 6 6 — — 7 7
Add: Average deferred tax liabilities related to goodwill (GAAP)
— — 403 403 — — 384 384 — — 369 369
Average tangible common equity (non-GAAP) C
$4,756 $4,334 $3,640 $12,730 $4,685 $4,205 $4,023 $12,913 $4,640 $4,129 $4,324 $13,093
Return on average tangible common equity (non-GAAP) A/C 4.30% 12.76% NM 6.12% 4.57% 13.10% NM 5.81% 3.87% 13.78% NM 9.59%
Return on average total tangible assets
Average total assets (GAAP) D $50,546 $40,061 $40,064 $130,671 $49,012 $38,854 $40,825 $128,691 $48,556 $38,022 $40,570 $127,148
Less: Average goodwill (GAAP)
— — 6,876 6,876 — — 6,876 6,876 — — 6,876 6,876
Average other intangibles (GAAP)
— — 6 6 — — 6 6 — — 7 7
Add: Average deferred tax liabilities related to goodwill (GAAP)
— — 403 403 — — 384 384 — — 369 369
Average tangible assets (non-GAAP) E
$50,546 $40,061 $33,585 $124,192 $49,012 $38,854 $34,327 $122,193 $48,556 $38,022 $34,056 $120,634
Return on average total tangible assets (non-GAAP) A/E 0.40% 1.38% NM 0.63% 0.44% 1.42% NM 0.61% 0.37% 1.50% NM 1.04%
Efficiency ratio
Noninterest expense (GAAP) F $611 $180 $33 $824 $609 $162 $39 $810 $655 $157 $136 $948
Net interest income (GAAP)
536 283 21 840 532 270 18 820 546 264 23 833
Noninterest income (GAAP)
218 111 10 339 226 104 11 341 236 107 297 640
Total revenue G
$754 $394 $31 $1,179 $758 $374 $29 $1,161 $782 $371 $320 $1,473
Efficiency ratio (non-GAAP) F/G
81.09% 45.48%
NM
69.88% 80.42% 43.35%
NM
69.84% 83.61% 42.36%
NM
64.33%
Consumer
Banking
Commercial
Banking Other Consolidated
Consumer
Banking
Commercial
Banking Other Consolidated
Net income (loss) (GAAP) A
$32 $141 ($7) $166 $50 $123 ($21) $152
Return on average tangible common equity
Average common equity (GAAP) B
$4,568 $4,023 $10,779 $19,370 $4,448 $3,978 $10,938 $19,364
Less: Average goodwill (GAAP)
— — 6,876 6,876 — — 6,876 6,876
Average other intangibles (GAAP)
— — 7 7 — — 8 8
Add: Average deferred tax liabilities related to goodwill (GAAP)
— — 351 351 — — 342 342
Average tangible common equity (non-GAAP) C
$4,568 $4,023 $4,247 $12,838 $4,448 $3,978 $4,396 $12,822
Return on average tangible common equity (non-GAAP) A/C 2.81% 14.17% NM 5.24% 4.40% 12.10% NM 4.71%
Return on average total tangible assets
Average total assets (GAAP) D
$47,610 $36,955 $39,339 $123,904 $46,225 $36,094 $38,074 $120,393
Less: Average goodwill (GAAP)
— — 6,876 6,876 — — 6,876 6,876
Average other intangibles (GAAP) — — 7 7 — — 8 8
Add: Average deferred tax liabilities related to goodwill (GAAP) — — 351 351 — — 342 342
Average tangible assets (non-GAAP) E
$47,610 $36,955 $32,807 $117,372 $46,225 $36,094 $31,532 $113,851
Return on average total tangible assets (non-GAAP) A/E 0.27% 1.54% NM 0.57% 0.42% 1.33% NM 0.53%
Efficiency ratio
Noninterest expense (GAAP) F $638 $153 $19 $810 $638 $164 $16 $818
Net interest income (GAAP) 537 256 15 808 543 260 (24) 779
Noninterest income (GAAP) 219 107 32 358 235 105 39 379
Total revenue G
$756 $363 $47 $1,166 $778 $365 $15 $1,158
Efficiency ratio (non-GAAP) F/G
84.39% 42.13%
NM
69.43% 81.84% 44.73%
NM
70.62%
Three Months Ended March 31, 2014 Three Months Ended December 31, 2013
Three Months Ended December 31, 2014 Three Months Ended September 30, 2014 Three Months Ended June 30, 2014

35